RBB BANCORP

NASDAQ: RBB

2023 Third Quarter Earnings Results

November 14, 2023

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations; (3) possible additional provisions for loan losses and charge-offs; (4) credit risks of lending activities and deterioration in asset or credit quality; (5) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (6) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); (7) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (8) potential goodwill impairment; (9) liquidity risk; (10) fluctuations in interest rates; (11) the transition away from the London Interbank Offering Rate (LIBOR) and related uncertainty as well as the risks and costs related to our adopted alternative reference rate, including the Secured Overnight Financing Rate ("SOFR"); (12) risks associated with acquisitions and the expansion of our business into new markets; (13) inflation and deflation; (14) real estate market conditions and the value of real estate collateral; (15) environmental liabilities; (16) our ability to compete with larger competitors; (17) our ability to retain key personnel; (18) successful management of reputational risk; (19) severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; (20) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the United States and abroad; (21) public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (22) general economic or business conditions in Asia, and other regions where the Bank has operations; (23) failures, interruptions, or security breaches of our information systems; (24) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (25) cybersecurity threats and the cost of defending against them; (26) our ability to adapt our systems to the expanding use of technology in banking; (27) risk management processes and strategies; (28) adverse results in legal proceedings; (29) the impact of regulatory enforcement actions, if any; (30) certain provisions in our charter and bylaws that may affect acquisition of the Company; (31) changes in tax laws and regulations; (32) the impact of governmental efforts to restructure the U.S. financial regulatory system; (33) the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount; (34) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (35) market disruption and volatility; (36) fluctuations in the Company's stock price; (37) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (38) issuances of preferred stock; (39) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (40) the soundness of other financial institutions; and (41) other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

3rd Quarter 2023 | Financial Highlights

($ in thousands, except per share data)	4Q22	1Q23	2Q23	3Q23
Earnings & Profitability				
EPS	$0.92	$0.58	$0.58	$0.45
Net Income	$17,581	$10,970	$10,949	$8,473
Pre-Provision Net Revenue*	$27,189	$17,552	$15,902	$13,483
Net Interest Margin	4.26%	3.70%	3.37%	2.87%
Efficiency Ratio*	34.24%	51.86%	53.80%	55.59%
ROAA, annualized	1.80%	1.12%	1.08%	0.83%
ROTCE*, annualized	10.81%	10.66%	10.33%	7.82%
Balance Sheet & Capital				
Total Gross HFI Loans	$3,336,449	$3,342,416	$3,195,995	$3,120,952
Total Deposits	$2,977,683	$3,151,062	$3,175,416	$3,154,072
CET1 Ratio	16.03%	16.33%	16.91%	17.65%
TCE Ratio*	10.65%	10.40%	10.64%	10.71%
Tangible Book Value per Share*	$21.58	$22.10	$22.40	$22.53
Asset Quality				
Provision for Credit Losses	$1,887	$2,014	$380	$1,399
Net Loan Charge-offs	$85	$157	$580	$2,206
Substandard Loans	$61,966	$77,716	$74,072	$71,401
Total Loan ACL/Funded HFI Loans	1.23%	1.29%	1.35%	1.36%
NPAs/Total Assets	0.61%	0.66%	1.04%	0.99%

Highlights

Net Income $8.5 million	**EPS** $0.45
PPNR* $13.5 million	**ROTCE*** 7.82%
Net Loan to Deposit Ratio (1) 97.6%	**NIM** 2.87%
Substandard loans $71.4 million	**NPL** $40.1 million

RBB Bancorp 皇佳商業金控

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release
(1) Bank net loan to deposit ratio is 95.4%

Strategically Managed Balance Sheet

($ in thousands, except per share data)	12/31/22	3/31/23	6/30/23	9/30/23
Cash and cash equivalents & ST investments	$ 84,148	$ 231,303	$ 246,925	$331, 391
AFS debt securities	256,830	293,371	391,116	354,378
HTM debt securities	5,729	5,722	5,718	5,214
HFS loans	---	---	555	62
Total gross HFI loans	3,336,449	3,342,416	3,195,995	3,120,952
Allowance for credit losses	(41,076)	(43,071)	(43,092)	(42,430)
Net HFI loans	3,295,373	3,299,345	3,152,903	3,078,522
Other assets	276,978	280,343	278,401	299,787
Total assets	**$ 3,919,058**	**$ 4,110,084**	**$ 4,075,618**	**$4,069,354**
Total deposits	$ 2,977,683	$ 3,151,062	$ 3,175,416	$3,154,072
FHLB advances	220,000	220,000	150,000	150,000
LT debt and subordinated debentures	188,305	188,504	188,703	188,903
Other liabilities	48,507	55,761	61,209	73,868
Total liabilities	**$ 3,434,495**	**$ 3,615,327**	**$ 3,575,328**	**$3,566,843**
Total shareholders' equity	**$ 484,563**	**$ 494,757**	**$ 500,290**	**$ 502,511**
Book value per share	$ 25.55	$ 26.05	$ 26.34	$ 26.45
Tangible book value per share*	$ 21.58	$ 22.10	$ 22.40	$ 22.53
Tangible common equity ratio*	10.7%	10.4%	10.6%	10.7%
Net loans to deposits ratio	110.7%	104.7%	99.3%	97.6%



Net loans to deposits ratio
$ in Millions
110.7%
104.7%
99.3%
97.6%
$3,295
$3,299
$3,153
$3,079
$2,978
$3,151
$3,175
$3,154
12/31/22
3/31/23
6/30/23
9/30/2023
Net loans
Deposits
Net loans to deposits ratio (1)

- Cash and investment securities increased
- Net loans to deposits ratio decreased to 97.6%
- Deposits decreased while borrowings remained constant

RBB Bancorp 皇佳商業金控

- See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.
- (1) Bank level net loan to deposit ratio is 95.4%

Diversified Loan Portfolio

- Diversified across business lines

  SFR[1] - Mainly non-QM loans

  C&I - Majority secured by assets

  SBA - Primarily SBA 7(a) loans for business acquisition or working capital

- 56.1% Fixed rate and 43.9% Variable rate[3]

- Annualized yield on HFI loans of 5.99% for the third quarter of 2023

Loan Portfolio Composition as of 9/30/23

By Business Line:



SFR¹ 48%
CRE² 46%
C&I 4%
SBA 2%

By Collateral Type:



CRE (Owner-Occupied) 9.4%
C&I 2.1%
Consumer & Other 0.3%
C&D 6.9%
CRE (Non-Owner-Occupied) 11.7%
1-4 Family 53.3%
Multifamily 16.3%

RBB BANCORP 皇佳商業金控

(1) Excludes HFS Loans
(2) Includes construction and land development loans
(3) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans

Commercial Real Estate : Office Portfolio as of September 30, 2023



LTV Distribution
$ in Thousands
$9,361
$3,783
$19,127
$3,362
$129
$8,910
<45%
45%-55%
55%-65%
65%-75%
75%-85%
>85%



Region Breakdown
($ in Thousands)
Other Regions, $8,914
NY, $1,090
NV, $60
CA, $17,986
IL, $16,622
CA
IL
Other Regions
NY
NV

- CRE Office exposure is $44.7 million: 3.4% of CRE portfolio and 1.4% of total loans
- LTV distribution:
  - Average weighted LTV ~62%
  - Over 70% of loans with LTV <65%
- Regional distribution : ~ 80% of properties located within primary service areas

Business Line Profile: CRE | C&D

As of September 30, 2023:

CRE Loans

$1,164.2 million


Single Family 6.5%
Other Owner Occupied 17.7%
Other Non-Owner Occupied 28.0%
Multifamily 47.8%

C&D Loans

$259.8 million


Land Development 12.1%
Commercial Construction 28.8%
Residential Construction 59.1%

CRE and C&D Portfolio ($mm)


$276.9
$281.2
$256.9
$259.8
$1,312
$1,288
$1,183
$1,164.2
12/31/22
3/31/23
6/30/23
9/30/2023
CRE Loans
C&D Loans

Residential Mortgage Portfolio as of September 30, 2023

Distribution by Geography



SoCal
NY
NorCal
IL
NJ
NV
Other
IL 3%
NV 1%
Other 1%
NJ 2%
NorCal 6%
SoCal 41%
NY 46%
$1.50 billion Residential Mortgage Loans

Distribution by LTV



<=50
>50, <=55
>55, <=60
>60, <=65
>65, <=70
>70
>70 9%
<=50 16%
>50, <=55 8%
>55, <=60 21%
>60, <=65 16%
>65, <=70 30%
$460,434
Avg. loan size
61% Avg. LTV

Business Line Profile: C&I | SBA

As of September 30, 2023:

C&I Loans

$127.7 million


Shared
Nat'l Credits
3.7%
Credit Lines
96.3%

SBA Loans

$50.4 million


Unguaranteed
Unsecured
2.4%
Guaranteed
7.5%
Unguaranteed
Secured by RE
90.1%

C&I and SBA Portfolio ($mm)


$61.4
$201.2
$58.5
$156.0
$53.5
$131.5
$50.4
$127.7
12/31/22
3/31/23
6/30/23
9/30/2023
C&I Loans
SBA Loans

Unguaranteed SBA Loans:

By Business:


Other Real
Estate
45.0%
Gas Stations
8.5%
Hotel/Motels
46.5%

By Location:


Other 9.5%
Nevada 6.6%
Oregon
6.8%
Washington
7.5%
Texas
8.0%
California
61.7%

Deposits

Total Deposits

$3,154 million



IB Savings 6.0%
MMA 13.3%
Time Deposits, $250,000 and under 39.2%
DDA 18.1%
Time deposits, greater than $250,000 23.3%

Average Deposit Growth – QoQ Annualized

$ in thousands



$2,899
$75
$147
$613
$532
$567
$965
-2%
$2,972
$68
$137
$562
$632
$716
$857
+19%
$3,017
$63
$121
$459
$763
$913
$698
+17%
$3,141
$60
$111
$432
$710
$1,222
$606
+2%
$3,155
$55
$124
$403
$717
$1,285
$571
3Q22
4Q22
1Q23
2Q23
3Q23
Non-interest Bearing
Core Time
Non-Core Time
QoQ annualized growth (%)
MMA
IB Savings
DDA

Uninsured Deposits ($ billions)



$1.7
56.4%
$1.5
50.5%
$1.4
43.9%
$1.3
38.6%
$1.3
39.9%
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
Uninsured Deposits
Collaterelized Deposits
Adjusted non-insured deposit (1)
Uninsured Deposits Net of Collateralized Deposits/Total Deposits

Average Cost of Deposits by Type

in bps



55
137
211
280
314
82
193
275
347
383
89
229
324
398
433
89
165
189
234
261
17
17
16
21
80
48
45
69
136
144
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking
3Q22
4Q22
1Q23
2Q23
3Q23

(1) Excludes REIT and Holdco Cash

RBB BANCORP 皇佳商業金控

Allowance for Credit Losses & Credit Costs



Allowance for Credit Losses
$ in Thousands
$41,076
$43,071
$43,092
$42,430
1.23%
1.29%
1.35%
1.36%
12/31/22
3/31/23
6/30/23
9/30/2023
ACL
ACL / Funded loans ratio



Provision for Credit Losses & Net Charge-Offs
$ in Thousands
$1,887
$2,014
$380
$1,399
$86
$157
$580
$2,206
0.01%
0.02%
0.07%
0.28%
4Q22
1Q23
2Q23
3Q23
Provision for Credit Losses
Net Charge-offs
Net Charge-offs to average loans ratio

- Provision for credit losses of $1.4mm in 3Q23, increased from $380,000 in 2Q23; and allowance for credit losses decreased to $42.4mm from $43.1mm:
  - ~$792,000 increase resulted primarily due to two individually evaluated loans
  - ~ $227,000 increase related to qualitative adjustment
  - ACL / Funded loans ratio increased to 1.36% at September 30, 2023 from 1.35% at June 30, 2023
- Net charge-offs of $2.2 million in 3Q23, increased from $580,000 in 2Q23 due primarily to a $2mm charge-off of a CRE loan

Asset Quality Metrics : Non-Performing Assets



Total NPAs / Total Assets
$ in Thousands
$24,100
$27,013
$42,439
$40,430
0.61%
0.66%
1.04%
0.99%
12/31/22
3/31/23
6/30/23
9/30/2023
Non-performing loans
OREO
NPAs / Total Assets



Non-Performing Loans By Region
NY 2.8%
Other Regions 4.5%
IL 26.20%
CA 66.5%
CA
IL
NY
Other Regions



Non-Performing Loans By Type
Mortgage & Consumer 16,918 42%
CRE 20,458 51%
C&I 2,770 7%
CRE
C&I
Mortgage & Consumer

- Non-performing assets / Total assets decreased to 0.99% at 9/30/23 from 1.04% at 6/30/23 primarily due to the sale of one OREO in the amount of $293,000

- Average weighted LTV of non-performing loans is 76%. Break down by loan type:
  - CRE loans 96% LTV
  - C&I loans 55% LTV
  - Mortgage and consumer loans 55% LTV

Asset Quality Metrics : Loan Classifications and Delinquencies



Special Mention Loans & Substandard Loans
$ in Thousands
$104,178
$61,966
$42,212
$166,745
$77,716
$89,029
$98,222
$74,072
$24,150
$102,613
$71,401
$31,212
12/31/22
3/31/23
6/30/23
9/30/2023
Special Mention
Substandard



Special Mention Loans & Substandard Loans by Type
$ in Thousands
$66,233
$15,087
$21,293
CRE
C&I
Mortgage & Consumer
Special Mention
Substandard



30-89 days delinquent loans
$ in Thousands
$15,249
$14,288
$7,242
$19,662 (1)
12/31/22
3/31/23
6/30/23
9/30/2023
30-89 days delinquent loans

- Special mention loans increased to $31.2 million at 9/30/23 from $24.2 million at 6/30/23, mainly due to the addition of two CRE loans in the amount of $6.7 million
- Substandard loans decreased to $71.4 million at 9/30/23 from $74.0 million at 6/30/23, mainly due to loan payoffs in 3Q23
- (1) 30-89 days delinquent loans increased to $19.7 million at September 30, 2023 from $7.2 million at June 30, 2023 primarily due to a new delinquent commercial real estate loan of $16.1 million for one business day payment delay, which reverted back to current in October 2023. The past due loans would have been $3.6 million excluding this loan.

RBB BANCORP 皇佳商業金控

Noninterest Income Detail



$ in millions
$2.35
$2.36
$2.49
$2.77
$0.13
$0.04
$0.02
$0.40
$0.34
$0.34
$0.34
$0.36
$0.58
$0.73
$0.61
$0.62
$1.31
$1.26
$1.53
$1.39
4Q22
1Q23
2Q23
3Q23
Service Charges, fees and other (1)
Loan servicing fees
BOLI
Other (2)

- 3Q23 noninterest income of $2.8mm, increased from $2.5mm in 2Q23, mainly due to gain on sale of OREO and gain on sale of loans, partially offset by decrease in letter of credit commissions, wealth management commissions and other income.
- 3Q23 loan servicing fees increased from 2Q23, mainly due to increase in loans that the Bank services

RBB Bancorp

(1) Includes fees on deposit accounts, safe deposit box rent, and wealth management commissions
(2) Includes gain on sale of loans, unrealized (loss)/gain on derivatives and gain on OREO

Operating Expense & Efficiency



Noninterest Expense
$ in millions
$14.16
$2.61
$1.05
$1.20
$2.36
$6.93
$18.91
$2.34
$3.01
$1.30
$2.40
$9.86
$18.52
$2.53
$2.87
$1.36
$2.43
$9.33
$16.88
$2.38
$1.02
$1.32
$2.41
$9.74
4Q22
1Q23
2Q23
3Q23
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other



Total Revenue & Efficiency Ratio
$ in millions
34.24%
51.86%
53.80%
55.59%
$41.35
$36.46
$34.42
$30.36
4Q22
1Q23
2Q23
3Q23
Total Revenue*
Efficiency Ratio*



NIE / Avg Assets Ratio
$ in millions
0.36%
0.48%
0.46%
0.41%
$14.16
$18.91
$18.52
$16.88
4Q22
1Q23
2Q23
3Q23
Noninterest expense
NIE / Avg Assets Ratio

- 3Q23 noninterest expense of $16.9mm, decreased from $18.5mm in 2Q23
- Noninterest expense as a percentage of total average assets decreased to 0.41% in 3Q23 from 0.46% in 2Q23
- 3Q23 efficiency ratio* was 55.59%, up from 53.80% in 2Q23, mainly due to decrease in total revenue*
- 3Q23 legal and professional fees decreased by $1.9mm from 2Q23 due to insurance coverage on SEC special investigation

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

Accumulation of Strong Company Capital Ratios



CET1 Capital Ratio
16.03%
16.33%
16.91%
17.65%
6.50%
6.50%
6.50%
6.50%
12/31/22
3/31/23
6/30/23
9/30/2023
CET1 Capital Ratio
Well capitalized level



Tangible Common Equity Ratio*
10.65%
10.40%
10.64%
10.71%
12/31/22
3/31/23
6/30/23
9/30/2023
Tangible Common Equity Ratio



Total Capital Ratio
24.27%
24.58%
25.27%
26.24%
10.00%
10.00%
10.00%
10.00%
12/31/22
3/31/23
6/30/23
9/30/2023
Total Capital Ratio
Well capitalized level



Leverage Ratio
11.67%
11.61%
11.60%
11.68%
5.00%
5.00%
5.00%
5.00%
12/31/22
3/31/23
6/30/23
9/30/2023
Leverage Ratio
Well capitalized level

- Accumulation of capital over quarters
- Remains some of the strongest capital ratios among peer banks
- No stock buybacks during 3Q23
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Pre-Provision Net Revenue

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "pre-provision net revenue." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table provides clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods:

($ in thousands)	4Q22	1Q23	2Q23	3Q23
Net interest income before provision for credit losses	$38,993	$34,101	$31,926	$27,589
Total noninterest income	2,352	2,362	2,493	2,770
Total revenue	**$41,345**	**$36,463**	**$34,419**	**$30,359**
Total noninterest expense	14,156	18,911	18,517	16,876
Pre-provision net revenue	**$27,189**	**$17,552**	**$15,902**	**$13,483**

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)	12/31/22	3/31/23	6/30/23	9/30/23
Tangible Common Equity:				
Total Shareholders' Equity	$484,563	$494,757	$500,290	$502,511
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,718)	(3,481)	(3,246)	(3,010)
Tangible Common Equity	**$409,347**	**$419,778**	**$425,546**	**$428,003**
Tangible Assets:				
Total Assets - GAAP	3,919,058	4,110,084	4,075,618	4,069,354
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,718)	(3,481)	(3,246)	(3,010)
Tangible Assets	**$3,843,842**	**$4,035,105**	**$4,000,874**	**$3,994,846**
Common Shares Outstanding	18,965,776	18,992,903	18,995,303	18,995,303
Tangible Common Equity to Tangible Assets Ratio	**10.65%**	**10.40%**	**10.64%**	**10.71%**
Tangible Book Value Per Share	**$21.58**	**$22.10**	**$22.40**	**$22.53**
Average Tangible Common Equity:				
Average Shareholders' Equity	$477,964	$492,300	$500,062	$504,432
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,882)	(3,636)	(3,400)	(3,165)
Average Tangible Common Equity	**$402,584**	**$417,166**	**$425,164**	**$429,769**
Net Income Available to Common Shareholders	$17,581	10,970	10,949	8,473
Return on Average Tangible Common Equity	**17.33%**	**10.66%**	**10.33%**	**7.82%**